                                                                    EXHIBIT 25.1
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation ("NationsBank"), and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its and his true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of such number of shares of common stock of NationsBank ("NationsBank Common Stock") to be issued in exchange for shares of common stock, par value $2.50 per share, of RHNB Corporation ("RHNB"), upon consummation of the proposed merger (the "Merger") of RHNB with and into a wholly owned subsidiary of NationsBank, and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of NationsBank and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and any and all amendments and supplements to any or all thereof); such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.
                                         NATIONSBANK CORPORATION
                                         By: /s/      HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER
                                         DATED: July 27, 1994

                      SIGNATURE                                               TITLE                              DATE
         /s/             HUGH L. MCCOLL, JR.            Chairman of the Board, Chief Executive Officer      July 27, 1994
                                                          and Director (Principal Executive Officer)
                 HUGH L. MCCOLL, JR.
         /s/             JAMES H. HANCE, JR.            Vice Chairman and Chief Financial Officer           July 27, 1994
                                                          (Principal Financial Officer)
                 JAMES H. HANCE, JR.
           /s/                MARC D. OKEN              Executive Vice President and Chief Accounting       July 27, 1994
                                                          Officer (Principal Accounting Officer)
                     MARC D. OKEN
           /s/              RONALD W. ALLEN             Director                                            July 27, 1994
                   RONALD W. ALLEN

                      SIGNATURE                                               TITLE                              DATE
          /s/           WILLIAM M. BARNHARDT            Director                                            July 27, 1994
                 WILLIAM M. BARNHARDT
           /s/               THOMAS M. BELK             Director                                            July 27, 1994
                    THOMAS M. BELK
                                                        Director                                            July 27, 1994
                   THOMAS E. CAPPS
          /s/            R. EUGENE CARTLEDGE            Director                                            July 27, 1994
                 R. EUGENE CARTLEDGE
          /s/              CHARLES W. COKER             Director                                            July 27, 1994
                   CHARLES W. COKER
          /s/              THOMAS G. COUSINS            Director                                            July 27, 1994
                  THOMAS G. COUSINS
                                                        Director                                            July 27, 1994
                   ALAN T. DICKSON
          /s/             W. FRANK DOWD, JR.            Director                                            July 27, 1994
                  W. FRANK DOWD, JR.
                                                        Director                                            July 27, 1994
                     A. L. ELLIS
           /s/                 PAUL FULTON              Director                                            July 27, 1994
                     PAUL FULTON
        /s/            L. L. GELLERSTEDT, JR.           Director                                            July 27, 1994
                L. L. GELLERSTEDT, JR.
          /s/              TIMOTHY L. GUZZLE            Director                                            July 27, 1994
                  TIMOTHY L. GUZZLE
          /s/             E. BRONSON INGRAM             Director                                            July 27, 1994
                  E. BRONSON INGRAM
           /s/                W. W. JOHNSON             Director                                            July 27, 1994
                    W. W. JOHNSON
           /s/                 BUCK MICKEL              Director                                            July 27, 1994
                     BUCK MICKEL
          /s/                JOHN J. MURPHY             Director                                            July 27, 1994
                    JOHN J. MURPHY

                      SIGNATURE                                               TITLE                              DATE
           /s/                JOHN C. SLANE             Director                                            July 27, 1994
                    JOHN C. SLANE
                                                        Director                                            July 27, 1994
                     JOHN W. SNOW
         /s/            MEREDITH R. SPANGLER            Director                                            July 27, 1994
                 MEREDITH R. SPANGLER
                                                        Director                                            July 27, 1994
                  ROBERT H. SPILMAN
                                                        Director                                            July 27, 1994
               WILLIAM W. SPRAGUE, JR.
           /s/              RONALD TOWNSEND             Director                                            July 27, 1994
                   RONALD TOWNSEND
                                                        Director                                            July 27, 1994
                    JACKIE M. WARD
          /s/             MICHAEL WEINTRAUB             Director                                            July 27, 1994
                  MICHAEL WEINTRAUB

                            CERTIFICATE OF SECRETARY
     I, Allison L. Gilliam, Assistant Secretary of NationsBank Corporation, a corporation duly organized and existing under the laws of the State of North Carolina (the "Corporation"), do hereby certify that attached hereto as Exhibit A is a true and correct copy of a resolution duly adopted by the Board of Directors of the Corporation at a meeting of such Board of Directors held on July 27, 1994, at which meeting a quorum was present and acting throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.
     IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of the Corporation as of this 17th day of August, 1994.
                                         /s/         ALLISON L. GILLIAM
                                                   ASSISTANT SECRETARY
(CORPORATE SEAL)

                                                                       EXHIBIT A
                            NATIONSBANK CORPORATION
                      RESOLUTION OF THE BOARD OF DIRECTORS
                                 JULY 27, 1994
     RESOLVED, that Paul J. Polking and Charles M. Berger, and each of them with full power to act without the other, hereby are authorized and empowered to sign the aforesaid Registration Statement and any amendment or amendments thereto (including any post-effective amendments) on behalf of and as attorneys for the Corporation and on behalf of and as attorneys for any of the following: the Principal Executive Officer, the Principal Financial Officer, the Principal Accounting Officer and any other officer of the Corporation.